UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

(Date of earliest event reported): January 6, 2005

FIRST VIRTUAL COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23305 (Commission File No.)	77-0357037 (I.R.S. Employer Identification No.)

3200 Bridge Parkway, Suite 202
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 801-6500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 5.02 AND 7.01 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; AND REGULATION FD DISCLOSURE	3

SIGNATURES	4

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ITEMS 5.02 AND 7.01 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; AND REGULATION FD DISCLOSURE

Furlough of Company Employees

As we have previously announced, we have had a deteriorating liquidity situation. Due to our present liquidity, on January 6, 2005, we indefinitely furloughed all of our employees. We will be obligated for payroll and related costs for the period of 2005 through January 7.

Appointment of Chief Executive Officer as Chief Financial Officer

On January 7, 2005, our board named our Chief Executive Officer, Jonathan Morgan, as our Chief Financial Officer, Principal Accounting Officer and Secretary. Biographical information about Mr. Morgan, and information regarding his employment agreement and transactions with us, is set forth in our Proxy Statement filed on Schedule 14A on April 12, 2004 and in our Current Report filed on Form 8-K/A on September 15, 2004, which we incorporate by this reference herein.

Bankruptcy Risk

In light of our liquidity situation, we are currently considering our alternatives, including a significant reduction or discontinuation of our operations, other expense reductions, and/or a sale of all or a portion of our assets. We are currently pursuing discussions with potential buyers of our assets. We anticipate that we may seek bankruptcy relief under the United States Bankruptcy Code in the near future to obtain protection from creditor action while we pursue potential transactions. In any such event, we do not expect that the amounts available to us will be sufficient to meet all of our debts and obligations, or that any amounts will be paid to our stockholders.

Cautionary Statement:

In addition to the historical information contained in this Current Report, this Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties.

These forward looking statements include, without limitation, statements containing the words “believes,” “anticipates,” “expects,” “intends” and words of similar import. Such forward-looking statements will have known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Such factors include, among others: our need to raise additional capital on a timely basis to fund our operating requirements; any adverse impact on us from the furlough of our employees; any adverse impact on us from the risk of a bankruptcy filing, including the risk that vendors will refuse to do business with us; any impact of our inability to raise additional operating funds on favorable terms, or at all; our ability to enter into a financing or sale transaction; whether Silicon Valley Bank continues to forbear in exercising any of its remedies under the Loan Agreement; whether Silicon Valley Bank agrees to waive any violations of the covenants contained in the Loan Agreement, as amended; the volatility of our stock price; our potential inability to maintain business relationships with our integrators, distributors and suppliers; and other risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2003 and in our other public filings with the SEC.

We assume no obligation to update any forward-looking statements contained herein. Our expectations and the events, conditions and circumstances on which these forward-looking statements are based may change.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2005	FIRST VIRTUAL COMMUNICATIONS, INC.
	By:	/s/ Jonathan G. Morgan Jonathan G. Morgan Chief Executive Officer, Chief Financial Officer and Secretary

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